EXHIBIT 32.1

Certification of CEOs and CFO Pursuant to

18 U.S.C. Section 1350,

as Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the annual report on Form 10-K of Primerica, Inc. (the “Company”) for the period ended December 31, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Glenn J. Williams, as Chief Executive Officer of the Company, and I, Alison S. Rand, as Executive Vice President and Chief Financial Officer of the Company, each hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	To my knowledge, the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Glenn J. Williams
Name:	Glenn J. Williams
Title:	Chief Executive Officer
Date:	February 26, 2018

/s/ Alison S. Rand
Name:	Alison S. Rand
Title:	Executive Vice President and Chief Financial Officer
Date:	February 26, 2018

EXH 32.1-1